                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549




                                 FORM 8-K

                              CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): August 29, 2000




                         LONE STAR TECHNOLOGIES, INC.
          ( Exact name of registrant as specified in its charter)



        Delaware                      1-12881                 75-2085454
(State or other jurisdiction        (Commission             (IRS Employer
    of incorporation)               File Number)          Identification No.)



                         15660 North Dallas Parkway
                                  Suite 500
                            Dallas, Texas 75248
       (Address, including zip code, of principal executive offices)

     Registrant's telephone number, including area code:  (972) 770-6401



                                Not applicable
       (former name, former address and former fiscal year, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On August 29, 2000, Lone Star Technologies, Inc. ("Lone Star") announced in a press release (the "Press Release") that it has entered into an exclusive multi-year arrangement with U.S. Steel Group ("U.S. Steel"), to market electric resistance welded steel tubular products manufactured at U.S. Steel's McKeesport, Pennsylvania facility.

         The foregoing is qualified by reference to the Press Release, which is filed as an exhibit to this Report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)    Financial Statements of businesses being acquired.

         Not applicable.

         (b)    Pro forma financial information.

         Not applicable.

         (c)    Exhibits

99.1 Press release dated August 29, 2000, announcing the arrangement between Lone Star and U.S. Steel.









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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LONE STAR TECHNOLOGIES, INC.



Date: August 29, 2000                By:    /s/ Charles J. Keszler
                                            -----------------------------------
                                            Charles J. Keszler
                                            Vice President - Finance













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                                INDEX TO EXHIBITS


 ITEM
NUMBER           EXHIBIT
------           -------
99.1             Press release dated August 29, 2000, announcing the arrangement between Lone Star and U.S. Steel.
















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